Commitments and Contingencies (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Commitments and Contingencies [Abstract]
Letters of credit	$ 2,917	$ 6,550
Letter of guarantee	$ 292	$ 327
Legally non-binding agreement, description	●In 2021, the Group signed a legally non-binding agreement with the University of California, San Francisco Foundation to contribute an amount of USD 1,250 thousand in five instalments over five years to support cancer research projects. As at 31 December 2022, the Group has paid USD 500 thousand and the remaining three instalments amounted to USD 750 thousand shall be made equally over the years from 2023 to 2025.